--------------------------------------------------------------------------------
                                                                      CLOSED END
--------------------------------------------------------------------------------

ACM Government Opportunity Fund

Semi-Annual Report
January 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                          ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
March 8, 2001

Dear Shareholder:

This report contains the performance, investment strategy and outlook for ACM Government Opportunity Fund (the "Fund"), for the semi-annual reporting period ended January 31, 2001.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended January 31, 2001. For comparison, we have also included performance for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended January 31, 2001

                                                          ----------------------
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
ACM
Government
Opportunity
Fund                                                        8.44%        16.47%
--------------------------------------------------------------------------------
Lehman
Brothers
Aggregate
Bond Index                                                  8.12%        13.82%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of January 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

      Additional investment results appear on pages 5-7.

--------------------------------------------------------------------------------

During the past six and 12-month periods ended January 31, 2001, the Fund outperformed the Lehman Brothers Aggregate Bond Index. The primary driver of outperformance was our exposure to long-maturity U.S. Treasury securities. Due to weak U.S. data, the U.S. Treasury sector provided the highest nominal return among the traditional fixed-income sectors, benefiting from volatile equity markets and investors' increased aversion to risk.

Our exposure to investment-grade emerging-market debt and to local currency debt, specifically Mexico, also enhanced performance. Throughout this period, Mexican debt rallied on better-than-expected economic news, the government's prepayment of International


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Monetary Fund (IMF) obligations, rumors of a possible Standard & Poor's upgrade and a strengthening Mexican peso. Our exposure to Turkey detracted from performance as a result of banking-sector and related domestic financing crises.

Investment Strategy

During the six-month period under review, the Fund's portfolio was invested in long-duration U.S. Treasury securities as longer-maturity Treasuries outperformed shorter maturities for both the fourth quarter and the year. Late in the period, we initiated a position in U.S. agency securities. Although agencies nominally underperformed Treasuries in the fourth quarter, they outperformed on a duration-adjusted basis because of decreased political risk, as well as investors' desire for a high-quality source of incremental yield.

In the non-U.S. Government sector, the portfolio held medium- to long-maturity emerging-market debt (Mexico, Brazil, Bulgaria and Russia). We maintained our exposure to Mexico, Brazil and Russia as the combination of economic reform, positive global economic growth and rising commodity prices (mainly oil) enhanced their credit profiles. In addition, the Fund's portfolio also held short-dated local currency positions in Mexico, Poland and South Africa.

During the period under review, we reduced our exposure to Turkey. The Turkish lira came under pressure in November as the Central Bank of Turkey loosened its agreed targets for its net domestic assets and gave liquidity to domestic banks. As a result, there was an outflow of capital and reserves dropped by U.S.$6 billion in early December. As of December, agreements with the IMF provided a support package of U.S.$10.4 billion. Foreign banks have also agreed to provide bridge loans to the government starting in the first quarter of 2001, to assist with the government's heavy domestic debt payments.

We also reduced our exposure to Argentina, even though the IMF's rescue package bolstered confidence and allowed its returns to bounce back in December, more than offsetting the declines in October and November.

Going forward, our strategy will be to decrease our exposure to U.S. Treasury securities as the U.S. economy recovers. We will also monitor economic events and reform progress in Argentina for a possible increase in exposure. In addition, we plan to increase our local currency debt position as conditions warrant.

Market Review

Following a strong first half of the year, the U.S. economy lost momentum in the second half. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of the year to 1.8% in the second half. Past interest-rate increases, lower stock prices and higher oil prices contributed to the slowdown. The U.S. Federal Reserve, which moved to an easing bias in mid-December, lowered rates by 50 basis points in early January and by another 50 basis points at month-end.


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 8.12% over the six-month period ending January 31, 2001, and 13.82% during 2000--its best annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000.

Among the traditional sectors of the fixed-income markets, commercial mortgage-backed securities (CMBS) posted the best results for the six months at 10.53%, followed by U.S. agencies at 9.05%, investment-grade corporates at 8.14%, mortgage-backed securities (MBS) at 8.21%, asset-backed securities (ABS) at 8.06% and U.S. Treasuries at 7.50%.

Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky investments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed those with shorter maturities as expectations for interest-rate cuts rose.

The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Rising prepayment expectations dampened mortgage-backed security performance because mortgage interest rates stood at their lowest level since the spring of 1999 and more of the sector has become subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weak results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

During the past six months, emerging-market debt, according to the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) returned 9.16%. This sector was the strongest-performing fixed-income sector for the second consecutive year, returning 15.66% in 2000. Strong global growth in the first half of 2000 benefited emerging markets' economic fundamentals, though slowing global growth in the second half of the year appeared to be negatively affecting emerging markets in the fourth quarter.

Most individual country returns were positive during the period, with Ecuador posting the largest gain, 38.43%, as a result of its progress in aligning its currency with the U.S. dollar and in debt-restructuring reform. Other individual outperformers included Poland, 12.44%, Brazil, 11.05%, Russia, 9.25%, the Philippines, 8.93%, Argentina, 8.95% and Mexico, 8.68%. Turkey and Peru were the worst performing emerging market countries, returning -3.74% and -1.59%, respectively. In Turkey, November's banking-sector and related domestic financing crisis dampened performance. (All of these numbers are the respective the country components of the JPM EMBI+).

Outlook

While the odds of a "hard landing" for the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

to lower interest rates should help to ensure a soft landing. We believe that the economy will slow in 2001 to a 2.5% to 3.0% growth rate, with most of the slowing coming in the first half of the year. In our view, the Federal Reserve will continue to lower rates, the yield curve will steepen further and volatility will remain high.

--------------------------------------------------------------------------------

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, has over 27 years of investment experience.

--------------------------------------------------------------------------------

Although lower interest rates in the U.S. and a likely end to global tightening should encourage the flow of capital into emerging markets, a sharp slowdown in U.S. economic growth could negate that benefit. The effect of further declines in oil prices will vary from country to country, with oil importers benefiting and oil exporters hurting. On balance, we believe emerging-market debt will continue to generate strong relative returns over the medium term.

Thank you for your continued interest and investment in ACM Government Opportunity Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/31/91 TO 1/31/01

o ACM Government Opportunity Fund (NAV)
o Lehman Brothers Aggregate Bond Index

                            [MOUNTAIN GRAPH OMITTED]

ACM Government Opportunity Fund (NAV): $24,325
Lehman Brothers Aggregate Bond Index: $21,589

This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 1/31/91 to 1/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Corporate Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31

o ACM Government Opportunity Fund (NAV)
o Lehman Brothers Aggregate Bond Index

                              [BAR CHART OMITTED]

         ACM Government Opportunity Fund (NAV)-Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                             ACM Government                Lehman Brothers
                         Opportunity Fund (NAV)         Aggregate Bond Index
--------------------------------------------------------------------------------
      1/31/92                     17.61%                        13.03%
      1/31/93                     11.15%                        10.97%
      1/31/94                     20.82%                         9.14%
      1/31/95                    -14.14%                        -2.31%
      1/31/96                     27.15%                        16.95%
      1/31/97                      5.47%                         3.26%
      1/31/98                     13.01%                        10.72%
      1/31/99                      3.52%                         8.08%
      1/31/00                      1.19%                        -1.85%
      1/31/01                     16.47%                        13.82%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
January 31, 2001

INCEPTION DATE               PORTFOLIO STATISTICS

8/26/88                      Net Assets ($mil): $100.7

SECURITY TYPE

o    61.1% Treasury
o    17.6% Sovereign
o     6.7% Brady Bonds
o     5.0% FNMA                        [PIE CHART OMITTED]
o     3.8% FHLMC
o     3.4% Other Short-Term
o     1.9% GNMA
o     0.5% Time Deposit

COUNTRY BREAKDOWN

o    72.4% United States
o    10.0% Mexico
o     6.2% Brazil
o     2.3% Panama
o     1.6% Poland                      [PIE CHART OMITTED]
o     1.5% Qatar
o     1.3% South Africa
o     1.0% Philippines
o     0.9% Bulgaria
o     0.8% Turkey
o     0.8% Trinidad & Tobago
o     0.7% Argentina
o     0.5% Russia

All data as of January 31, 2001. The Fund's security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2001 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government and Agency
  Obligations-92.1%
U.S. Treasury Bonds-56.3%
   6.125%, 8/15/29................   US$                 1,500   $     1,615,545
   6.25%, 5/15/30.................                       4,150         4,573,425
   8.125%, 8/15/19(a).............                       4,875         6,275,783
   8.875%, 2/15/19................                         230           314,776
   10.75%, 8/15/05(b).............                       4,000         4,931,240
   12.375%, 5/15/04...............                       2,500         3,060,550
   12.75%, 11/15/10...............                       3,250         4,288,472
   13.25%, 5/15/14(a).............                       5,250         8,033,340
   13.75%, 8/15/04(b).............                       6,620         8,504,648
   14.00%, 11/15/11(a)............                      10,500        15,087,135
                                                                 ---------------
                                                                      56,684,914
                                                                 ---------------
Mortgage Related Securities-13.8%
Federal Home Loan Mortgage
   Corporation
   5.25%, 1/15/06.................                       5,000         4,964,050
Federal National Mortgage
   Association
   7.50%, 11/01/29................                       4,582         4,687,333
   8.00%, 6/01/28.................                       1,656         1,722,737
Government National
   Mortgage Association
   6.50%, 2/15/29.................                       2,481         2,480,163
                                                                 ---------------
                                                                      13,854,283
                                                                 ---------------
U.S. Treasury Notes-12.7%
   6.75%, 5/15/05.................                       2,050         2,196,390
   6.875%, 5/15/06(a)(b)..........                       4,090         4,449,797
   7.50%, 11/15/01................                       2,375         2,422,120
   7.875%, 11/15/04(a)(b).........                       3,350         3,690,762
                                                                 ---------------
                                                                      12,759,069
                                                                 ---------------
U.S. Treasury Strip-9.3%
   Zero coupon, 5/15/15(b)........                      21,000         9,396,240
                                                                 ---------------
Total U.S. Government and
   Agency Obligations
   (cost $92,513,104).............                                    92,694,506
                                                                 ---------------
Sovereign Debt Obligations-26.8%
Argentina-0.9%
Republic of Argentina
   10.25%, 7/21/30................                       1,000           872,500
                                                                 ---------------


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Brazil-4.6%
Republic of Brazil
   10.25%, 1/11/06................   US$                 1,700      $  1,719,210
   11.00%, 8/17/40................                       2,840         2,417,692
   12.25%, 3/06/30................                         510           493,425
                                                                    ------------
                                                                       4,630,327
                                                                    ------------
Mexico-8.7%
Mexican Treasury Bills
   16.35%, 9/06/01(c).............   MXP                12,944         1,207,190
   16.82, 11/29/01(c).............                      22,669         2,038,117
   17.15%, 3/22/01(c).............                      10,669         1,074,904
United Mexican States
   8.375%, 1/14/11................   US$                 4,500         4,466,250
                                                                    ------------
                                                                       8,786,461
                                                                    ------------
Panama-3.0%
Republic of Panama
   9.375%, 4/01/29................                       3,000         3,000,000
                                                                    ------------
Philippines-1.2%
Republic of Philippines
   9.875%, 1/15/19................                       1,500         1,256,250
                                                                    ------------
Poland-2.0%
Government of Poland
   12.00%, 10/12/02...............   PLZ                 8,810         2,028,863
                                                                    ------------
Qatar-2.0%
Republic of Qatar
   9.75%, 6/15/30(d)..............   US$                 1,900         1,980,750
                                                                    ------------
Russia-0.7%
Russian Federation
   2.50%, 3/31/30(d)(e)...........                       1,550           655,836
                                                                    ------------
South Africa-1.6%
International Bank for Reconstruction
   and Development
   Zero coupon, 2/17/26...........                     110,000           857,705
   Zero coupon, 7/14/27...........                     107,725           768,583
                                                                    ------------
                                                                       1,626,288
                                                                    ------------
Trinidad & Tobago-1.0%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(d)..............                       1,000         1,040,000
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 9

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Turkey-1.1%
Republic of Turkey
   11.75%, 6/15/10................   US$                   350     $     336,000
   12.375%, 6/15/09...............                         750           747,000
                                                                   -------------
                                                                       1,083,000
                                                                   -------------
Total Sovereign Debt Obligations
   (cost $26,846,384).............                                    26,960,275
                                                                   -------------

Collateralized Brady Bonds-8.6%
Brazil-3.3%
Republic of Brazil
   Series ZL, VRN
   6.00%, 4/15/24.................                       2,000         1,415,000
Discount Bonds FRN
   Series ZL
   7.625%, 4/15/24................                       2,500         1,962,500
                                                                   -------------
                                                                       3,377,500
                                                                   -------------
Bulgaria-1.2%
Republic of Bulgaria
Discount Bonds FRN
   Series A
   6.313%, 7/28/24................                       1,500         1,162,500
                                                                   -------------
Mexico-4.1%
United Mexican States
   Series W-B
   6.25%, 12/31/19(f).............                       1,750         1,605,625
Discount Bonds FRN
   Series C
   7.5225%, 12/31/19(f)...........                         750           755,625
   Series D
   7.4475%, 12/31/19(f)...........                       1,750         1,763,125
                                                                   -------------
                                                                       4,124,375
                                                                   -------------
Total Collaterized Brady Bonds
   (cost $8,457,164)..............                                     8,664,375
                                                                   -------------


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Time Deposit-0.6%
Bank of New York
   5.50%, 2/01/01
   (cost $611,000)........................     US$         611   $      611,000
                                                                 --------------
Total Investments-128.1%
   (cost $128,427,652)....................                          128,930,156
Other assets less liabilities-(28.1%) ....                          (28,256,342)
                                                                 --------------

Net Assets-100%...........................                       $  100,673,814

(a) Securities, or portion thereof, with an aggregate market value of $37,536,817 have been segregated to collateralize reverse repurchase agreements.
(b) Securities, or portion thereof, with an aggregate market value of $30,972,687 have been segregated to collateralize forward exchange currency contracts.
(c)   Interest rate represents annualized yield to maturity at purchase date.
(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, these securities amounted to $3,676,586 or 3.7% of net assets.
(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at January 31, 2001.
(f)   Security trades with value recovery rights expiring June 30, 2003.

      Glossary of Terms:
      FRN - Floating Rate Note.
      VRN - Variable Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $128,427,652) .....     $ 128,930,156
Cash ........................................................            10,195
Foreign cash, at value (cost $934) ..........................               928
Receivable for investment securities sold ...................        30,522,034
Interest receivable .........................................         2,391,088
Net unrealized appreciation of forward exchange
   currency contracts .......................................            31,513
                                                                  -------------
Total assets ................................................       161,885,914
                                                                  -------------
Liabilities
Payable for investment securities purchased .................        30,455,669
Reverse repurchase agreements ...............................        29,910,938
Dividends payable ...........................................           745,547
Advisory fee payable ........................................            50,948
Administration fee payable ..................................            24,086
Interest payable on reverse repurchase agreements ...........             4,570
Accrued expenses ............................................            20,342
                                                                  -------------
Total liabilities ...........................................        61,212,100
                                                                  -------------
Net Assets ..................................................     $ 100,673,814
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $     124,258
Additional paid-in capital ..................................       108,131,600
Distributions in excess of net investment income ............          (506,728)
Accumulated net realized loss on investment and foreign
   currency transactions ....................................        (7,602,577)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ..............           527,261
                                                                  -------------
                                                                  $ 100,673,814
                                                                  =============
Net Asset Value Per Share
   (based on 12,425,781 shares outstanding) .................             $8.10
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2001 (unaudited)

Investment Income
Interest ......................................                     $ 5,722,005
Expense
Advisory fee ..................................     $   372,102
Administrative fee ............................          74,420
Custodian .....................................          57,298
Transfer agency ...............................          44,434
Printing ......................................          33,410
Audit and legal ...............................          30,826
Directors' fees ...............................          19,516
Registration ..................................          19,445
Miscellaneous .................................           7,042
                                                    -----------
Total expenses before interest ................         658,493
Interest expense ..............................         855,650
                                                    -----------
Total expenses ................................                       1,514,143
                                                                    -----------
Net investment income .........................                       4,207,862
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...............................                        (635,914)
Net realized loss on foreign currency
   transactions ...............................                      (1,884,475)
Net change in unrealized
   appreciation/depreciation of:
   Investments ................................                       6,040,371
   Foreign currency denominated assets
   and liabilities ............................                          27,761
                                                                    -----------
Net gain on investments and foreign
   currency transactions ......................                       3,547,743
                                                                    -----------
Net Increase in Net Assets
   from Operations ............................                     $ 7,755,605
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                     Ended         Year Ended
                                                January 31, 2001    July 31,
                                                  (unaudited)         2000
                                                ----------------  -------------

Increase (Decrease) in Net Assets
   from Operations
Net investment income ........................   $   4,207,862    $  10,219,533
Net realized loss on investments and
   foreign currency transactions .............      (2,520,389)      (4,170,217)
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ...............................       6,068,132        4,608,543
                                                 -------------    -------------
Net increase in net assets from operations ...       7,755,605       10,657,859
Dividends and Distributions to
Shareholders from:
Net investment income ........................      (5,218,816)      (8,891,738)
Distributions from net realized gain
   on investments ............................              -0-        (228,758)
                                                 -------------    -------------
Total increase ...............................       2,536,789        1,537,363
Capital Stock Transactions
Repurchase of shares in accordance with
   shares repurchase program .................              -0-      (4,845,549)
Net Assets
Beginning of period ..........................      98,137,025      101,445,211
                                                 -------------    -------------
End of period (including undistributed
   net investment income of $504,226
   at July 31, 2000) .........................   $ 100,673,814    $  98,137,025
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended January 31, 2001 (unaudited)

Increase (Decrease) in Cash From:
Operating Activities:
Interest received ..........................    $  5,134,900
Interest expense paid ......................        (897,033)
Operating expenses paid ....................        (719,837)
                                                ------------
Net increase in cash from operating
   activities ..............................                    $     3,518,030
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ...................      36,700,823
Purchase of long-term portfolio
   investments .............................     (40,191,664)
Proceeds from disposition of short-term
   portfolio investments, net ..............       1,362,896
                                                ------------
Net decrease in cash from investing
   activities ..............................                         (2,127,945)
Financing Activities:
Net decrease in deposit for securities
   loaned ..................................     (26,911,375)
Net increase in deposits for reverse
   repurchase agreements ...................      29,910,938
Cash dividends paid ........................      (4,473,269)
                                                ------------
Net decrease in cash from financing
   activities ..............................                         (1,473,706)
                                                                ---------------
   Net decrease in cash ....................                            (83,621)
Cash at beginning of period ................                             93,816
                                                                ---------------
Cash at end of period ......................                    $        10,195
                                                                ===============

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets From Operations to
Net Decrease in Cash From
Operating Activities:
Net increase in net assets from operations ..                 $       7,755,605
Adjustments:
Decrease in interest receivable .............   $   143,702
Net realized loss on investment
   transactions .............................     2,520,389
Net change in unrealized appreciation/
   depreciation of investments ..............    (6,068,132)
Accretion of bond discount ..................      (730,808)
Decrease in interest payable ................       (41,383)
Decrease in accrued expenses ................       (61,343)
                                                -----------
Total adjustments ...........................                        (4,237,575)
                                                              -----------------
Net increase in Cash From Operating
   Activities ...............................                 $       3,518,030
                                                              =================

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, be-


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

cause the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. During the six months ended January 31, 2001, the Fund reimbursed AFS $1,157.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $24,132,416 and $21,725,913, respectively, for the six months ended January 31, 2001. There were purchases of $16,059,248 and sales of $14,974,911 of U.S. government and government agency obligations for the six months ended January 31, 2001.

At January 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,665,436 and gross unrealized depreciation of investments was $3,162,932 resulting in net unrealized appreciation of $502,504 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 2000 of $1,546,112 expiring in 2008.

The Fund incurred and elected to defer post-October currency and capital losses of $458,263 and $1,155,754, respectively, for the year ended July 31, 2000.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting pur-


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

poses as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At January 31, 2001, the Fund had outstanding forward exchange currency contracts as follows:

                            Contract      Value on      U.S. $
                             Amount     Origination    Current      Unrealized
                              (000)         Date        Value       Appreciation
                            ----------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Mexican Peso,
  settling 3/05/01           14,601      $1,468,487    $1,491,725      $ 23,238
Forward Exchange
  Currency Sale
  Contracts
Mexican Peso,
  settling 3/05/01           14,601      1,500,000      1,491,725         8,275
                                                                       --------
                                                                       $ 31,513
                                                                       ========

2. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the six months ended January 31, 2001.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,425,781 shares were outstanding at January 31, 2001. On January 26, 2000 the Fund initiated a share repurchase program. For the six months ended January 31, 2001 there were no shares repurchased. For the year ended July 31, 2000, 646,091 shares were repurchased at a cost of $4,845,549 representing 4.94% of the 13,071,872 shares outstanding at January 26, 2000. This includes $38,765 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period of January 26, 2000 to July 31, 2000 was 6.52%.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended January 31, 2001, the maximum amount of reverse repurchase agreements outstanding was $59,714,532, the average amount outstanding was approximately $28,374,756, and the daily weighted average interest rate was 6.35%.

As of January 31, 2001, the Fund had entered into the following reverse repurchase agreements:

    Amount               Broker             Interest Rate          Maturity
============       ==================       =============      =================
$15,356,250        Merrill Lynch Inc.           5.50%          February 14, 2001
$ 8,144,063        Merrill Lynch Inc.           5.50%          February 14, 2001
$ 6,410,625        Merrill Lynch Inc.           5.50%          February 14, 2001

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended January 31, 2001, the Fund had no security lending agreements outstanding.


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

NOTE G

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                             Six Months
                                                  Ended
                                            January 31,                          Year Ended July 31,
                                                   2001      --------------------------------------------------------------
                                            (unaudited)         2000           1999         1998          1997         1996
                                            -------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............          $   7.90       $  7.76       $   8.44     $   8.56      $   8.00     $   7.92
                                            -------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..............               .34           .80(a)         .61          .59           .58          .53
Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions ....               .28           .05           (.64)        (.08)          .58          .13
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......               .62           .85           (.03)         .51          1.16          .66
                                            -------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................              (.42)         (.69)          (.61)        (.59)         (.58)        (.56)
Distributions in excess of
  net investment income ............                -0-           -0-          (.02)        (.04)         (.02)         -0-
Distributions from net realized
  gains ............................                -0-         (.02)          (.02)          -0-           -0-          -0-
Tax return of capital distribution .                -0-           -0-            -0-          -0-           -0-        (.02)
                                            -------------------------------------------------------------------------------
Total dividends and distributions ..              (.42)         (.71)          (.65)        (.63)         (.60)        (.58)
                                            -------------------------------------------------------------------------------
Net asset value, end of period .....          $   8.10       $  7.90       $   7.76     $   8.44      $   8.56     $   8.00
                                            -------------------------------------------------------------------------------
Market value, end of period ........          $   8.00       $7.1875       $  7.125     $ 7.9375      $  7.875     $   7.00
                                            -------------------------------------------------------------------------------
Total Return
Total investment return based on:(b)
  Market value .....................             17.72%        11.21%         (2.46)%       8.90%        21.95%        1.08%
  Net asset value ..................              8.44%        12.22%          (.09)%       6.52%        15.99%        9.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................          $100,674       $98,137       $101,445     $110,315      $111,905     $104,546
Ratio of expenses to average
  net assets .......................              3.05%(c)      2.10%          1.19%        1.18%         1.27%        1.28%
Ratio of expenses to average
  net assets, excluding interest
  expense(d) .......................              1.33%(c)      1.31%          1.19%        1.18%         1.27%        1.28%
Ratio of net investment income to
  average net assets ...............              8.48%(c)     10.21%          7.48%        6.89%         7.00%        6.42%
Portfolio turnover rate ............                30%          120%           211%         230%          407%         375%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.
(d) Net of interest expense of 1.72% and .79% on borrowings for the six months ended January 31, 2001 and the year ended July 31, 2000, respectively. (see Note E).


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 23

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

A Special Meeting of Shareholders of the ACM Government Opportunity Fund, Inc. ("ACM IV") was held on November 14, 2000 and reconvened on November 29, 2000. The description of the proposal and number of shares voted at the meeting are as follows:

                                                                                         Voted
                                                                                      Abstain/
                                                       Voted            Voted        Authority
                                                         For          Against         Withheld
==============================================================================================
Approval of an Agreement and Plan of Acquisition
and Liquidation (the "Plan") between ACM
Government Income Fund, Inc. ("ACM I") and ACM
IV, as applicable to stockholders, providing for
the acquisition by ACM I of all of the assets
and assumption of all the liabilities of ACM IV
in exchange for ACM I shares. A vote in favor of
this proposal by the stockholders of the
acquired Fund (ACM IV), will also constitute a
vote in favor of the liquidation and dissolution
of ACM IV and termination of its registration
under the Investment Company Act of 1940.          3,842,605          182,121        8,401,054

The votes in favor of this proposal were insufficient to approve the proposal, and therefore the acquisition of ACM IV by ACM I was not approved.


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 25

----------------
ALLIANCE CAPITAL
----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.



--------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Bruce W. Calvert, Senior Vice President
Paul J. DeNoon, Vice President
Thomas J. Bardong, Vice President
Christian G. Wilson, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 27

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or callEAlliance at (800) 227-4618.


--------------------------------------------------------------------------------
28 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financialEpublications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 29

ACM Government Opportunity Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPSR101